Exhibit 99.1

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Carve-Out Financial Statements
December 31, 2017 and 2016

The report accompanying these financial statements was issued by BDO USA, LLP, a Delaware limited liability partnership and the U.S. member of BDO International Limited, a UK company limited by guarantee.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Carve-Out Financial Statements

December 31, 2017 and 2016

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Tel: 214-969-7007 Fax: 214-953-0722 www.bdo.com	600 North Pearl, Suite 1700 Dallas, TX 75201

Independent Auditor’s Report

Partners

Remington Holdings, L.P. and Subsidiaries

Dallas, Texas

We have audited the accompanying Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.), which comprise the combined project management balance sheets as of December 31, 2017 and 2016, and the related combined statements of income and comprehensive income, partners’ capital, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business as of December 31, 2017 and 2016, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter

As discussed in Note 1, the Project Management Carve-Out is an integrated business of Remington Holdings, L.P. and not a stand-alone entity. The combined financial statements of the Project Management Carve-Out reflect the assets, liabilities, revenue and expenses directly attributable to the Carve-Out, as well as allocations deemed reasonable by management, to present the combined financial position, results of operations, changes in partners’ capital and cash flows of the Project Management Carve-Out on a stand-alone basis and do not necessarily reflect the combined financial position, results of operations, changes in partners’ capital and cash flows of the Project Management Carve-Out in the future or what they would have been had the Project Management Carve-Out been a separate, stand-alone entity during the periods presented.

BDO USA, LLP

Dallas, Texas
February 16, 2018

Special Purpose Combined Project Management Financial Statements

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Balance Sheets

December 31,	2017	2016

Assets

Current Assets
Restricted cash for insurance reserve and capital projects	$3,841,933	$3,901,535
Restricted investment for deferred compensation	330,692	251,367
Accounts receivable	1,504,254	2,439,359
Accounts receivable for managed properties	458,834	233,729
Other receivables	—	16,228
Prepaid expenses and other	44,483	35,265

Total Current Assets	6,180,196	6,877,483

Property and Equipment
Furniture and fixtures	100,557	100,557
Computer software	345,246	345,246
Computer hardware	232,194	263,250

Total Property and Equipment	677,997	709,053

Less accumulated depreciation and amortization	619,735	606,711

Net property and equipment	58,262	102,342

Total Assets	$6,238,458	$6,979,825

Liabilities and Partners’ Capital

Current Liabilities
Accounts payable	$—	$18,817
Accounts payable and accrued expenses for managed properties	572,855	766,406
Accrued expenses	2,023,590	1,185,063
Capital projects liability	3,800,247	3,800,247
Deferred compensation agreement	145,560	70,155
Insurance reserve liability	41,710	101,288
Due to affiliate	38,574	35,512

Total Current Liabilities	6,622,536	5,977,488

Partners’ (Deficit) Capital	(384,078)	1,002,337

Total Liabilities and Partners’ Capital	$6,238,458	$6,979,825

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Income and Comprehensive Income

Years Ended December 31,	2017	2016

Revenues
Project management fees	$24,449,296	$21,464,661
Other revenue from managed properties	4,235,721	4,315,492
Other operating income	281,708	252,022

Total Revenues	28,966,725	26,032,175

Operating Expenses
Project management expenses	7,366,260	7,020,822
Other expenses from managed properties	4,235,721	4,315,492
Other operating expenses	1,088,034	1,005,629

Total Operating Expenses	12,690,015	12,341,943

Operating Income	16,276,710	13,690,232

Other income (expense)
Dividend income	8,569	4,248
(Loss) gain on distribution of restricted investment	20,402	(13,553)
Other	269	—

Total other income (expense)	29,240	(9,305)

Income Before Provision for Income Taxes	16,305,950	13,680,927

Provision for State Income Taxes	90,164	106,742

Net Income	16,215,786	13,574,185

Other Comprehensive Income (Loss)
Unrealized gain (loss) on restricted investment	(23,808)	19,454
Less reclassification adjustment for loss (gain) included in net income	(20,402)	13,553

Comprehensive Income	$16,171,576	$13,607,192

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Partners’ Capital

	Partners’ Capital	Accumulated Other Comprehensive Income	Total Partners’ Capital

Balance, December 31, 2015	$(802,893)	$160,516	$(642,377)

Net income	13,574,185	—	13,574,185

Reclassifications of loss on marketable securities to net income	—	13,553	13,553

Unrealized loss on restricted investment	—	19,454	19,454

Distributions	(11,962,478)	—	(11,962,478)

Balance, December 31, 2016	808,814	193,523	1,002,337

Net income	16,215,786	—	16,215,786

Reclassifications of gain on marketable securities to net income	—	(20,402)	(20,402)

Unrealized gain on restricted investment	—	(23,808)	(23,808)

Distributions	(17,557,991)	—	(17,557,991)

Balance, December 31, 2017	$(533,391)	$149,313	$(384,078)

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Cash Flows

Years Ended December 31,	2017	2016

Operating Activities
Net income	$16,215,786	$13,574,185
Adjustments to reconcile to net income to net cash provided by operating activities:
Depreciation and amortization	44,080	61,634
Loss (gain) on distribution of restricted investment	(20,402)	13,553
Deferred compensation agreement	59,408	12,437
Changes in:
Restricted cash	59,602	(22,469)
Accounts receivable	935,105	(1,359,063)
Accounts receivable for managed properties	(37,978)	228,937
Other receivables	(170,899)	25,142
Prepaid expenses and other	(9,218)	30,615
Due from related parties and due to affiliates	3,062	(145)
Accounts payable and accrued expenses	819,710	(319,195)
Accounts payable and accrued expenses for managed properties	(193,551)	(309,869)
Insurance reserve liability	(59,578)	22,469

Net cash provided by operating activities	17,645,127	11,958,231

Investing Activities
Purchases of available-for-sale securities	(88,156)	—
Dividends received from restricted investments	1,020	4,247

Net cash provided by investing activities	(87,136)	4,247

Financing Activities
Distributions to partners	(17,557,991)	(11,962,478)

Net cash used in financing activities	(17,557,991)	(11,962,478)

Increase in Cash and Cash Equivalents	—	—

Cash and Cash Equivalents, Beginning of Period	—	—

Cash and Cash Equivalents, End of Period	$—	$—

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Cash Flows

Years Ended December 31,	2017	2016

Supplemental Cash Flow Information
Distribution of restricted investment for deferred compensation (OCJ)	$20,402	$(13,553)
Distribution of restricted investment for deferred compensation cost	(36,399)	30,833
Unrealized gain(loss) on restricted investment	(23,808)	19,454

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

1.        Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

The special purpose combined carve-out financial statements consist of balances and activity compiled and reported in the following single member Limited Liability Corporations of Remington Holdings, L.P. (the “Partnership”):

Remington Hotels, L.L.C. (“RHLLC”)
Remington Lodging and Hospitality, L.L.C. (“RLH”)

RLH receives fees for project management services which consist of four categories: project management services, design services, purchasing services and construction services. In 2017 and 2016, RLH provided these services on 144 and 147 properties, respectively. Of those projects, 131 and 134 properties, respectively, were under agreements with Ashford Hospitality Trust (“AHT”), while 12 and 11 properties, respectively, were managed under an agreement with Ashford Hospitality Prime (“AHP”), related parties through common ownership and management.

RHLLC is the employer of corporate employees that support the project services described above. RLH reimburses RHLLC for the cost of the project management services through intercompany transactions which eliminate upon consolidation in the carve-out financial statements. In addition, RHLLC employs accounting support and on-site project managers and receives full reimbursement for these expenses without any mark-up from AHT, AHP for the project managers and from Ashford Inc. (“AINC”), the advisor to the two REIT ownership platforms, AHT and AHP, for the accounting services.

Basis of Presentation

The accompanying special purpose combined carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). These financial statements have been prepared on a “carve out” basis from the Partnership’s combined financial statements using the historical results of operations, cash flows, assets and liabilities and include allocations of income, expenses, assets and liabilities from the Partnership. These allocations reflect significant assumptions, and the financial statements do not fully reflect what our financial positions, results of operations and cash flows would have been had the project management business of the Partnership been operated exclusively within a stand-alone company during the periods presented.

Carve-out Methodology

Restricted cash related to operational lines of business is maintained in separate general ledger accounts. Likewise, accounts receivable were allocated based on existing segregation of receivables into distinct general ledger accounts. Prepaid expenses were allocated based on the relative proportion of monthly expense amortization applied to the balance of the prepaid accounts. Fixed assets and depreciation were allocated base on the departmental allocation of basis and accumulated depreciation on the respective depreciation schedules. Accounts payable and accrued expenses were reviewed in detail for items expensed to the carve-out departments and were allocated accordingly. Capital projects escrow liabilities were fully allocated to the carve-out as the balances are all related to project management. Restricted investments for deferred

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

compensation and the related deferred compensation agreement were allocated based on the market value of shares held in the stock plan for employees charged to the project management carve-out departments and the respective stock vesting. Due to affiliate is the respective expense of cost reimbursements to an affiliate for rental of the corporate office space which is currently segregated in the general ledger.

The Partnership segregates financial transactions by operating departments for most income statement activity. Revenues for the carved-out departments were recorded in respective general ledger accounts as were the related expenses. Other operating income was allocated based on the proportionate share of employees participating in the Ashford administered stock plan, while other operating expenses were allocated based on a weighted average for estimated time required to support the carve-out departments and applied to the corporate administrative & tax and legal departments. For general overhead items such as professional audit fees, taxes, etc., expenses were generally allocated based either on a proportionate share of gross revenue or by a more exact method if detailed information was available.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Restricted Cash Accounts

The Partnership has elected to self-insure certain costs related to the employee health insurance program. As a result, the Partnership funds a reserve of restricted cash to cover health insurance claims from amounts collected from managed properties and the Partnership records an equal and offsetting liability for the same amount.

At December 31, 2017 and 2016, $41,686 and $101,288 of cash restricted for this insurance liability was allocated to the carve out, respectively. The Partnership has purchased insurance that limits its exposure for individual claims to $150,000 and its aggregate annual exposure to $1,000,000. In addition, some of the Partnership’s employees participate in a Health Reimbursement Account (“HRA”) account which grants associates limited access to company funded reserve account. The employee’s unused balance carries over year to year but is no longer available to the employee upon termination.

The Partnership also holds cash restricted for capital improvements on various properties. These amounts were advanced by property ownership and as a result, the Partnership recorded a liability for the same amount. At December 31, 2017 and 2016, the Partnership held $3,800,247 of cash restricted for these improvement liabilities for the project management business.

Accounts Receivable

Accounts receivable are stated at the amount billed to the projects and affiliates. Ordinarily, accounts receivable are due within one month after the fee revenues are recognized. The Partnership provides an allowance for doubtful accounts, if any, which is based upon a review of

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

outstanding receivables, historical collection information and existing economic conditions. Accounts that are past due more than 60 days, are reviewed monthly to determine if they are collectible. Accounts deemed uncollectible are written off and charged to bad debt expense.

Income Taxes

The Partnership is not directly subject to income taxes under the provisions of the Internal Revenue Code (IRC). Therefore, taxable income or loss is reported to the individual partners for inclusion in their respective tax returns and no provision for federal income taxes has been included in the accompanying combined financial statements. A provision for state income taxes is included in the combined financial statements. The subsidiaries are single-member LLCs, and are disregarded entities under the IRC. All income related to the Partnership and the combined subsidiaries are included in the Federal income tax return of the Partnership. With a few exceptions, the subsidiaries are no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 2013. The tax provision related to the carve-out operations were allocated based a proportionate share of total on gross revenues of the Partnership and closely approximates the taxes that would be due for the carve-out operations if a separate return were filed by the carved-out entity.

Revenue Recognition

The Partnership receives project management fees generally ranging from four percent to ten percent for certain capital improvements, construction, interior design, procurement and other costs. The project management fees are recognized monthly as earned.

Other revenue from managed properties includes costs for accounting, and project manager services provided to projects owned by affiliates of AHT, AHP and other owners. These are contractually reimbursed by the owners. For these revenues which are reimbursed at cost, the combined statements of income include an equal and offsetting expense amount - “Other expenses from managed properties.”

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are charged to expense on the straight-line basis over the estimated useful life of each asset. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the improvements.

The estimated useful lives for each major depreciable classification of property and equipment are as follows:

Furniture and fixtures	10 years
Computer software and other	3 years
Computer hardware	5 years

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

Comprehensive Income

Comprehensive income consists of net income and other comprehensive income (loss), net of applicable income taxes. Other comprehensive income (loss) includes unrealized appreciation (depreciation) on available-for-sale securities associated with restricted investments within the deferred compensation plan discussed in Notes 4, 5 and 6 below.

2.        Related-party Transactions

During 2017 and 2016, the Partnership paid for expenses or received benefit of services related to the operation of the entities under common ownership and associated with the project management business. Total due to related parties at December 31, 2017 and 2016, was $38,574 and $35,512, respectively.

The accounts receivable balance from Marietta Leasehold, L.P. (“Marietta”), a related party through ownership, was $3,644 and $2,172 at December 31, 2017 and 2016, respectively, and is included in accounts receivable on the combined balance sheets. For the years ended December 31, 2017 and 2016, the Partnership earned revenues from Marietta related to project management and other services in amounts of $10,646 and $6,840, respectively.

As described in Note 3, Remington Hotel Corporation (“RHC”) receives rent payments from the Partnership.

As described in Notes 1 and 8, the ultimate owners of the Partnership have a minority ownership interest in the entities that own the managed projects.

3.        Operating Leases

RHC, a related party under common control, is the responsible party under two leases for office space that both expire in April 2019 and require monthly payments of approximately $170,000. The office space is shared with the Partnership, its combined subsidiaries and Ashford Inc. RHC has no formal sublease agreement with the Partnership. Lease expense for the Partnership related to this lease for the years ended December 31, 2017 and 2016, was approximately $427,000 and $363,000, respectively. These expenses were allocated based on the proportion of project management employees to all employees of RHLLC and AINC utilizing office space at the corporate offices.

Based on the current method RHC uses to determine the reimbursement for lease payments the Partnership expects to incur a monthly expense of approximately $35,400 and pay cash of approximately $43,700 per month for rent until the lease expires.

4.        Deferred Compensation Plan

The Partnership sponsors a deferred compensation plan that was created in 2004 to purchase shares of stock of affiliated company, AHT, on the open market and hold for the purpose of providing deferred compensation to certain employees. The stock purchased in the plan is held in a Rabbi Trust and is restricted for use only to provide benefits under the terms of the plan. The Stock Plan assets held in trust are reported at fair value as a restricted investment. As grants of shares are made to key employees, the expected future benefit is accrued ratably over the life of the grant.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

Generally, the grants vest over a 3 year period with vested amounts distributed to employees annually. The cumulative accrued liability related to the grants, is reported as a deferred compensation agreement.

In 2014 and 2013, shares of newly created companies, AINC and AHP, respectively, were spun-off from AHT shares. Plan participants were granted shares of the new companies which accrue and vest according to the vesting of related AHT shares.

Total compensation expense recognized in the combined statements of income related to the deferred compensation plan for the years ended December 31, 2017 and 2016 was $194,706 and $146,250, respectively. The total fair value of the investment at December 31, 2017 and 2016 was $330,692 and $251,367, respectively.

5.        Securities Within Restricted Investments

The historical cost and approximate fair values, together with gross unrealized gains and losses, of securities restricted for use in the deferred compensation plan are as follows:

	Historical Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale securities:
December 31, 2017:
Equity Securities	$181,379	$149,313	$—	$330,692
Available-for-sale securities:
December 31, 2016:
Equity Securities	$57,844	$193,523	$—	$251,367

Gross (losses) gains of $20,402 and $(13,553), respectively, resulting from the distribution of available-for-sale securities were recognized for the years ended December 31, 2017 and 2016. The components of accumulated other comprehensive income (loss), included in partners’ capital are the unrealized gains associated with the available-for-sale securities noted above.

6.        Disclosures About Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date. Fair value measurements must maximize the use of observable inputs and minimize the use of unobservable inputs. There is a hierarchy of three levels of inputs that may be used to measure fair value:

Level 1 Quoted prices in active markets for identical assets or liabilities.

Level 2 Observable inputs other than Level I prices, such as quoted prices of similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

Level 3 Unobservable inputs supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Recurring Measurements

The following table presents the fair value measurements of assets recognized in the accompanying balance sheets measured at fair value on a recurring basis and the level within the fair value hierarchy in which the fair value measurements fall at December 31, 2017 and 2016:

		Fair Value Measurements Using
December 31, 2017:	Fair Value	Quoted Prices in Active Markets for Identical Assets Level I	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Financial assets:
Restricted investment for deferred compensation:
AHT common stock	$193,012	$193,012	$—	$—
AHP common stock	70,564	70,564	—	—
AINC common stock	67,116	67,116	—	—

Financial liabilities:
Deferred compensation agreement	145,560	—	145,560	—

		Fair Value Measurements Using
December 31, 2016:	Fair Value	Quoted Prices in Active Markets for Identical Assets Level I	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Financial assets:
Restricted investment for deferred compensation:
AHT common stock	$193,964	$193,964	$—	$—
AHP common stock	49,204	49,204	—	—
AINC common stock	8,199	8,199	—	—

Financial liabilities:
Deferred compensation agreement	70,155	—	70,155	—

Following is a description of the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis and recognized in the accompanying combined balance sheets, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy. There have been no significant changes in the valuation techniques during the year ended December 31, 2017.

Cash

The carrying amounts approximate fair value because of the short maturity on these instruments. This is considered a Level I observable input in the valuation hierarchy.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

Restricted Investment for Deferred Compensation

Fair value is based on quoted market prices of the underlying investment, which are classified within Level 1 of the valuation hierarchy.

Deferred Compensation Agreement

The deferred compensation agreement liability is based on ratably accrued vested shares through December 31, 2017 and 2016, which are exercisable upon vesting. The liability is the total accrued vested shares multiplied by the fair value of the quoted market price of the underlying investment.

7.        Retirement Savings Plan

The Partnership sponsors a 401(k) retirement savings plan (the “Plan”) covering substantially all employees. Employer contributions to the Plan are determined annually by the Chief Executive Officer of the Partnership. Expenses for employer contributions to the Plan were $181,861 and $195,687 for the years ended December 31, 2017 and 2016, respectively.

8.        Significant Estimates and Concentrations

U.S. GAAP requires disclosure of certain significant estimates and current vulnerabilities due to certain concentrations. Those matters include the following:

General Litigation

The Partnership is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the combined financial position, results of operations and cash flows of the Partnership.

Restricted Investments for Deferred Compensation

The Partnership invests in affiliated investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the accompanying combined balance sheets.

Economic Dependency

The owners of the Partnership and other entities combined in these financial statements have a minority ownership interest in a majority of the hotels for which these companies provide project management and other services, and in addition, the owners hold positions on the board of directors of the affiliated ownership of the majority of hotels. Therefore, the Partnership is economically dependent upon affiliate-owned hotels.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

9.        Subsequent Events

Subsequent events have been evaluated through the date of the Independent Auditor’s Report, which is the date the combined financial statements were available to be issued.